                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 4.1



        NUMBER                                                                                             SHARES
        -***-                                                                                               -***-




               ============================================================================================
                                               NEW JERSEY ACQUISITION, INC.
                                                 A DELAWARE CORPORATION

                                                                                                             SEE REVERSE
THIS CERTIFIES THAT                                    SPECIMEN                        is the owner of       FOR CERTAIN
                    -------------------------------------------------------------------                      DEFINITIONS
                          -(***)-                                 fully paid and non-assessable shares
------------------------------------------------------------------
     OF COMMON STOCK             of the par value of    $.0001    each of

                                               NEW JERSEY ACQUISITION, INC.


transferable only on the books of the Corporation by the holder hereof in person or by duly authorized
Attorney upon surrender of this Certificate properly endorsed.

               WITNESS the seal of the Corporation and the signatures of its duly authorized officers.


Dated    **************
      --------------------





                   -------------------------------                     -------------------------------
                                         SECRETARY                                           PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM    - as tenants in common                  UNIF GIFT MIN ACT-.......Custodian.......
                                                                       (Cust)          (Minor)
  TEN ENT    - as tenants by the entireties                      under Uniform Gifts to Minors

  JR TEN     - As joint tenants with right of
               survivorship and not as tenants                   Act........................
               in common                                                   (State)
                 Additional abbreviations may also be used though not in the above list

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE"SECURITIES ACT") AND SHALL NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE DISPOSED OF OTHER THAN (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (ii) AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER OF COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE ABOVE LAWS.






         FOR VALUE RECEIVED ______ hereby sell, assign, and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
             IDENTIFYING NUMBER OF ASSIGNEE
         ---------------------------------------

         --------------------------------------- ------------------------------

         ----------------------------------------------------------------------
                 PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
         of the Shares represented by the within Certificate
         and do hereby irrevocably constitute and appoint
                                                                       Attorney
         --------------------------------------------------------------
         to transfer the said Shares on the Books of the within named
         Company with full power of substitution in the premises

         Dated                  ,
              ------------------  ----------------


                   -------------------------------------------------------------
                   NOTICE, THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.